SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.



                            FORM 8-K



                         CURRENT REPORT




             Pursuant to Section 13 of 15(d) of the
                 Securities Exchange Act of 1934



                         January 5, 1999
----------------------------------------------------------------
        Date of Report (date of earliest event reported)


                     TEMTEX INDUSTRIES, INC.
----------------------------------------------------------------
      Exact name of Registrant as Specified in its Charter


          Delaware                  0-5940             75-1321869
----------------------------------------------- ---------------------
 State or Other Jurisdiction    Commission File       IRS Employer
      of Incorporation         Number       Identification Number


       5400 LBJ Freeway, Suite 1375, Dallas, Texas  75240
----------------------------------------------------------------
   Address of Principal Executive Offices, Including Zip Code


                         (972) 726-7175
----------------------------------------------------------------
       Registrant's Telephone Number, Including Area Code


                               N/A
----------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     On January 5, 1999, Temtex Industries, Inc. (the "Company") completed the sale of substantially all of the assets and specified liabilities of Texas Clay Industries, a division of the Company (the "Brick Business"), to Acme Brick Company (the "Sale"). Texas Clay Industries manufactures and markets clay face brick products. The Sale was consummated in accordance with the terms of that certain Asset Purchase Agreement between Acme Brick Company and Temtex Industries, Inc. dated October 22, 1998 (the "Sale Agreement") which has been attached hereto and incorporated herein by reference.

     The consideration paid to the Company in connection with the Sale was as follows: (i) $12.97 million, of which $0.9 million is being withheld pending final calculation of certain post-closing balance sheet items as set forth in detail in the Sale Agreement; and (ii) assumption of accounts payable and other debt of Texas Clay Industries totaling approximately $0.9 million.

     The total consideration paid in the Sale was determined through arm's length negotiations between the parties. Neither the Company nor any of its affiliates had, nor to the knowledge of the Company did any director or officer or any associate of any such director or officer of the Company, have any material relationship with Acme Brick Company prior to the Sale.


Item 7.   Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     Not Applicable.

(b)  UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma consolidated balance sheet as of November 30, 1998 reflects the historical accounts of the Company as of that date adjusted to give pro forma effect to the Sale as if the transaction had occurred as of the date presented.

     The following unaudited pro forma consolidated statements of operations for the fiscal quarter ended November 30, 1998 and the three fiscal years ended August 31, 1998 reflect the historical accounts of the Company for those periods, adjusted to give pro forma effect to the Sale as if the transaction had occurred at the beginning of each period presented.

     The pro forma financial data and accompanying notes should be read in conjunction with the description of the Sale contained in this Current Report on Form 8-K and the Consolidated Financial Statements and related notes included in the Company's 1998 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q relating to the fiscal quarter ended November 30, 1998, in each case, previously filed with the Commission. The Company believes that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial data. The pro forma financial data is provided for informational purposes only and should not be construed to be indicative of the Company's financial condition or results of operations had the Sale been consummated on the dates assumed and are not intended to project the Company's financial condition on any future date or results of operations for any future period.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
TEMTEX INDUSTRIES, INC. AND SUBSIDIARIES
     (in thousands of dollars)





                                                                  As of November 30, 1998
                                                   ----------------------------------------------------
                                                                        Pro Forma
                                                      Historical       Adjustments         Pro Forma
                                                   ----------------  ----------------  ----------------
CURRENT ASSETS
  Cash and cash equivalents                          $      540        $   11,124[2]     $   11,664
  Accounts receivable - net                               5,694            (1,088)[1]         4,606
  Inventories                                            10,845            (1,445)[1]         9,400
  Prepaid expenses                                          323               (11)[1]           312
  Deferred taxes                                            607               294[3]            901
                                                   ----------------  ----------------  ----------------
     TOTAL CURRENT ASSETS                                18,009             8,874            26,883

DEFERRED TAXES                                              138               116[3]            254

OTHER ASSETS                                                463                --               463

PROPERTY, PLANT AND EQUIPMENT
  Land and clay deposits                                    566              (566)[1]            --
  Buildings and improvements                              3,491              (876)[1]         2,615
  Machinery, equipment, furniture and fixtures           25,037            (7,789)[1]        17,248
  Leasehold improvements                                  1,077                --             1,077
                                                   ----------------  ----------------  ----------------
                                                         30,171            (9,231)           20,940
  Less allowance for depreciation,
    depletion and amortization                           23,076            (7,315)[1]        15,761
                                                   ----------------  ----------------  ----------------
                                                          7,095            (1,916)            5,179
                                                   ----------------  ----------------  ----------------
                                                     $   25,705        $    7,074        $   32,779
                                                   ================  ================  ================


                               -3-

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
TEMTEX INDUSTRIES, INC. AND SUBSIDIARIES
     (in thousands of dollars)



                                                                           As of November 30, 1998
                                                              ---------------------------------------------------
                                                                                   Pro Forma
                                                                 Historical       Adjustments        Pro Forma
                                                              ---------------- ----------------  ----------------
CURRENT LIABILITIES
  Notes payable                                                 $    1,600       $       --        $    1,600
  Accounts payable                                                   4,038             (595)[1]         3,443
  Accrued expenses                                                   1,129               --             1,129
  Income taxes payable                                                  99            2,872[3]          2,971
  Current maturities of indebtedness to related parties                 11               --                11
  Current maturities of long-term obligations                          118              (82)[1]            36
                                                              ---------------- ----------------- ----------------
     TOTAL CURRENT LIABILITIES                                       6,995            2,195             9,190

INDEBTEDNESS TO RELATED PARTIES,
  less current maturities                                            1,590               --             1,590

LONG-TERM OBLIGATIONS, less current
  maturities                                                           631             (204)[1]           427

STOCKHOLDERS' EQUITY
  Common stock                                                         718               --               718
  Additional capital                                                 9,246               --             9,246
  Retained earnings                                                  6,852            5,083[3]         11,935
                                                              ---------------- ----------------- ----------------
                                                                    16,816            5,083            21,899

  Less: Cost of treasury stock                                         327               --               327
                                                              ---------------- ----------------- ----------------
                                                                    16,489            5,083            21,572

                                                              ---------------- ----------------- ----------------
                                                                $   25,705       $    7,074        $   32,779
                                                              ================ ================= ================


   Footnotes to Unaudited Pro Forma Consolidated Balance Sheet
                    (In thousands of dollars)


(1) To reflect the elimination of assets and liabilities relating to and resulting from the operations of the Brick
     Business sold in connection with the Sale.


(2) To reflect the net proceeds resulting from and related to the Sale of the Brick Business calculated as follows:

      Gross proceeds from sale of net assets        $ 12,970

    Purchase price adjustments based on assumed
      net assets, as defined                            (746)

    Payment of estimated fees and transaction
      costs                                             (820)

      Payment of estimated severance costs              (280)
                                                  -----------

      Net proceeds                                  $ 11,124
                                                  ===========



(3) To reflect the estimated gain for financial statement purposes resulting from the Sale of the Brick Business calculated as follows:


      Gross proceeds from sale of net assets
                                                    $ 12,970

      Purchase price adjustments                        (746)

      Net book value of assets and liabilities
      related to and resulting from the
      operations of the Brick Business
                                                      (3,579)

      Taxes, estimated fees and transaction
      costs, and estimated severance costs
                                                      (3,562)
                                                  -----------

      Estimated gain                                $  5,083
                                                  ===========

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
TEMTEX INDUSTRIES, INC. AND SUBSIDIARIES
     (in thousands of dollars except per share amounts)




                                                         Three Months Ended November 30, 1998
                                                   -----------------------------------------------------
                                                                         Pro Forma
                                                      Historical        Adjustments        Pro Forma
                                                   -----------------  ----------------  ----------------
Net sales                                            $  10,317          $   (2,642)[1]    $   7,675
Cost of goods sold                                       7,539              (1,457)[1]        6,082
                                                   -----------------  ----------------  ----------------
                                                         2,778              (1,185)           1,593

Costs and expenses:
  Selling, general and administrative                    2,345                (310)[1]        2,035
  Interest                                                 121                  (9)[2]          112

Other expense / (income)                                   (23)                 25[1]             2
                                                   -----------------  ----------------  ----------------
                                                         2,443                (294)           2,149
     INCOME/(LOSS) FROM OPERATIONS                 -----------------  ----------------  ----------------
       BEFORE INCOME TAXES                                 335                (891)            (556)

Income tax provision (benefit)                             134                (285)[1]         (151)
                                                   -----------------  ----------------  ----------------
     NET INCOME/(LOSS)                               $     201          $     (606)       $    (405)
                                                   =================  ================  ================

Basic and diluted income (loss) from operations
  per common share                                       $0.06                               $(0.12)


Weighted average common shares outstanding           3,477,141                            3,477,141



UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
TEMTEX INDUSTRIES, INC. AND SUBSIDIARIES
     (in thousands of dollars except per share amounts)



                                                             Year ended August 31, 1998
                                                     ----------------------------------------------------
                                                                           Pro Forma
                                                        Historical        Adjustments        Pro Forma
                                                     ----------------- ----------------  ----------------
Net sales                                              $   37,183        $  (11,021)[1]    $   26,162
Cost of goods sold                                         27,045            (6,393)[1]        20,652
                                                     ----------------- ----------------  ----------------
                                                           10,138            (4,628)            5,510

Costs and expenses:
  Selling, general and administrative                       8,912            (1,302)[1]         7,610
  Interest                                                    464               (42)[2]           422

Other expense / (income)                                      (68)               12[1]            (56)

                                                     ----------------- ----------------  ----------------
                                                            9,308            (1,332)            7,976
     INCOME (LOSS) BEFORE
                                                     ----------------- ----------------  ----------------
     INCOME TAXES                                             830            (3,296)           (2,466)

Income tax provision (benefit)                                323            (1,154)[1]          (831)

                                                     ----------------- ----------------  ----------------
     NET INCOME (LOSS)                                 $      507        $   (2,142)       $   (1,635)
                                                     ================= ================  ================


Basic income (loss) per common share                        $0.15                              $(0.47)
Diluted income (loss) per common share                      $0.14                              $(0.47)


Basic weighted average common shares outstanding        3,477,141                           3,477,141
Diluted weighted average common and common equivalent
shares outstanding                                      3,531,414                           3,477,141


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
TEMTEX INDUSTRIES, INC. AND SUBSIDIARIES
     (in thousands of dollars except per share amounts)





                                                               Year Ended August 31, 1997
                                                 -----------------------------------------------------
                                                                      Pro Forma
                                                    Historical       Adjustments         Pro Forma
                                                 ---------------- -----------------  -----------------
Net sales                                          $   39,208       $   (9,010)[1]     $   30,198
Cost of goods sold                                     29,317           (5,971)[1]         23,346
                                                 ---------------- -----------------  -----------------
                                                        9,891           (3,039)             6,852

Costs and expenses:
  Selling, general and administrative                   9,831           (1,431)[1]          8,400
  Interest                                                519              (48)[2]            471

Other expense / (income)                                 (114)              25[1]             (89)

                                                 ---------------- -----------------  -----------------
                                                       10,236           (1,454)             8,782

     LOSS BEFORE                                 ---------------- -----------------  -----------------
     INCOME TAXES                                        (345)          (1,585)            (1,930)

Income tax benefit                                       (144)            (541)[1]           (685)

                                                 ---------------- -----------------  -----------------
     NET LOSS                                      $     (201)      $   (1,044)        $   (1,245)
                                                 ================ =================  =================

Basic and diluted loss per common share                $(0.06)                             $(0.36)

Weighted average common shares outstanding          3,474,155                           3,474,155



UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
TEMTEX INDUSTRIES, INC. AND SUBSIDIARIES
     (in thousands of dollars except per share amounts)




                                                                    Year Ended August 31, 1996
                                                    ----------------------------------------------------------
                                                                            Pro Forma
                                                        Historical         Adjustments          Pro Forma
                                                    ------------------  ------------------  ------------------
Net sales                                             $   41,972          $   (8,862)[1]      $   33,110
Cost of goods sold                                        30,977              (5,970)[1]          25,007
                                                    ------------------  ------------------  ------------------
                                                          10,995              (2,892)              8,103

Costs and expenses:
  Selling, general and administrative                      9,548              (1,491)[1]           8,057
  Interest                                                   583                 (45)[2]             538

Other expense / (income)                                      (2)                 15[1]               13

                                                          10,129              (1,521)              8,608

     INCOME (LOSS) BEFORE                           ------------------  ------------------  ------------------
     INCOME TAXES                                            866              (1,371)               (505)

Income tax provision (benefit)                               324                (462)[1]            (138)

                                                    ------------------  ------------------  ------------------
     NET INCOME (LOSS)                                $      542          $     (909)         $     (367)
                                                    ==================  ==================  ==================

Basic income (loss) per common share                       $0.16                                  $(0.11)
Diluted income (loss) per common share                     $0.15                                  $(0.11)

Basic weighted average common shares outstanding       3,465,739                               3,465,739
Diluted weighted average common and common
  equivalent shares outstanding                        3,531,631                               3,465,739



   Footnotes to Unaudited Pro Forma Consolidated Statements of
                           Operations
                    (In thousands of dollars)

(1) To reflect the elimination of net sales, costs of goods sold, costs and expenses, and income taxes of the Brick
     Business.

(2) To reflect the elimination of interest expense which includes $3, $18, $21 and $13 for long-term obligations directly related to the Brick Business and $6, $24, $27 and $32 of interest expense associated with the Company's line of credit allocated to the Brick Business based upon total current assets for the fiscal quarter ended November 30, 1998 and the fiscal years ended August 31, 1998, 1997, and 1996, respectively.

(c)  EXHIBITS


  Exhibit
  Number       Description
-----------    -----------
    2.1        Asset Purchase Agreement dated October 22, 1998
               between Acme Brick Company and Temtex Industries, Inc.

                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEMTEX INDUSTRIES, INC.

Dated:    January 19, 1999
                                   By:   /s/ Roger N. Stivers
                                      ---------------------------
                                      Roger N. Stivers
                                      Vice President-Finance, Chief
                                      Financial Officer and Chief
                                      Accounting Officer

                        INDEX TO EXHIBITS
                        -----------------



  Exhibit
  Number       Description
-----------    -----------
    2.1        Asset Purchase Agreement dated October 22, 1998
               between Acme Brick Company and Temtex Industries, Inc.